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                                                 EXHIBIT 24





                          POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned:

    JERALD G. FISHMAN, does hereby appoint and constitute James A. Eder and Robert J. Cobuzzi and each of them, with full power of substitution, as his agent and attorney-in-fact to execute in his name, place and stead (whether on behalf of the undersigned individually or as a director of said Corporation or otherwise) a Registration Statement on Form S-3 relating to the 174,522 shares of Common Stock, any amendments thereto, and all instruments necessary or advisable in connection with such Registration Statement; and to file the same with the Securities and Exchange Commission. Each of the said attorneys shall have the power to act hereunder with or without the other.

        IN WITNESS WHEREOF the undersigned have executed this form this 21st day of July, 1997.



                                /s/  Jerald G. Fishman
                                 Jerald G. Fishman
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                          POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned:

    HERBERT L. HENKEL, does hereby appoint and constitute James A. Eder and Robert J. Cobuzzi and each of them, with full power of substitution, as his agent and attorney-in-fact to execute in his name, place and stead (whether on behalf of the undersigned individually or as a director of said Corporation or otherwise) a Registration Statement on Form S-3 relating to the 174,522 shares of Common Stock, any amendments thereto, and all instruments necessary or advisable in connection with such Registration Statement; and to file the same with the Securities and Exchange Commission. Each of the said attorneys shall have the power to act hereunder with or without the other.

        IN WITNESS WHEREOF the undersigned have executed this form this 21st day of July, 1997.



                                /s/  Herbert L. Henkel
                                 Herbert L. Henkel


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                          POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned:

    JAMES H. KASSCHAU does hereby appoint and constitute James A. Eder and Robert J. Cobuzzi and each of them, with full power of substitution, as his agent and attorney-in-fact to execute in his name, place and stead (whether on behalf of the undersigned individually or as a director of said Corporation or otherwise) a Registration Statement on Form S-3 relating to the 174,522 shares of Common Stock, any amendments thereto, and all instruments necessary or advisable in connection with such Registration Statement; and to file the same with the Securities and Exchange Commission. Each of the said attorneys shall have the power to act hereunder with or without the other.

        IN WITNESS WHEREOF the undersigned have executed this form this 21st day of July, 1997.



                               /s/  James H. Kasschau
                                 James H. Kasschau

                          POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned:

    J. DOUGLAS MAXWELL, JR. does hereby appoint and constitute James A. Eder and Robert J. Cobuzzi and each of them, with full power of substitution, as his agent and attorney-in-fact to execute in his name, place and stead (whether on behalf of the undersigned individually or as a director of said Corporation or otherwise) a Registration Statement on Form S-3 relating to the 174,522 shares of Common Stock, any amendments thereto, and all instruments necessary or advisable in connection with such Registration Statement; and to file the same with the Securities and Exchange Commission. Each of the said attorneys shall have the power to act hereunder with or without the other.

        IN WITNESS WHEREOF the undersigned have executed this form this 21st day of July, 1997.



                                /s/ J. Douglas Maxwell, Jr.
                                 J. Douglas Maxwell, Jr.

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                          POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned:

    ROBERT N. PARKER does hereby appoint and constitute James A. Eder and Robert J. Cobuzzi and each of them, with full power of substitution, as his agent and attorney-in-fact to execute in his name, place and stead (whether on behalf of the undersigned individually or as a director of said Corporation or otherwise) a Registration Statement on Form S-3 relating to the 174,522 shares of Common Stock, any amendments thereto, and all instruments necessary or advisable in connection with such Registration Statement; and to file the same with the Securities and Exchange Commission. Each of the said attorneys shall have the power to act hereunder with or without the other.

        IN WITNESS WHEREOF the undersigned have executed this form this 21st day of July, 1997.



                                /s/  Robert N. Parker
                                 Robert N. Parker
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                          POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned:

    GEORGE P. STEPHAN, does hereby appoint and constitute James A. Eder and Robert J. Cobuzzi and each of them, with full power of substitution, as his agent and attorney-in-fact to execute in his name, place and stead (whether on behalf of the undersigned individually or as a director of said Corporation or otherwise) a Registration Statement on Form S-3 relating to the 174,522 shares of Common Stock, any amendments thereto, and all instruments necessary or advisable in connection with such Registration Statement; and to file the same with the Securities and Exchange Commission. Each of the said attorneys shall have the power to act hereunder with or without the other.

        IN WITNESS WHEREOF the undersigned have executed this form this 21st day of July, 1997.



                                /s/  George P. Stephan
                                 George P. Stephan